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                      SECURITIES AND EXCHANGE COMMISSION
                            WASHINGTON, D.C. 20549


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                                   FORM 8-K

                                CURRENT REPORT

                      PURSUANT TO SECTION 13 OR 15(d) OF
                      THE SECURITIES EXCHANGE ACT OF 1934



       Date of Report (Date of earliest event reported): August 3, 2006


                            ZOLTEK COMPANIES, INC.
            (Exact name of registrant as specified in its charter)


     MISSOURI                         0-20600                     43-1311101
  (State or other                (Commission File              (I.R.S. Employer
  jurisdiction of                     Number)                   Identification
   organization)                                                    Number)


  3101 MCKELVEY ROAD
  ST. LOUIS, MISSOURI                                               63044
  (Address of principal executive offices)                        (Zip Code)

                                (314) 291-5110
             (Registrant's telephone number, including area code)


                                NOT APPLICABLE
         (Former name or former address if changed since last report)

                      ----------------------------------

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the Registrant under any of the following provisions:

[ ]   Written communications pursuant to Rule 425 under the Securities Act
(17 CFR 230.425)

[ ]   Soliciting material pursuant to Rule 14a-12 under the Exchange Act
(17 CFR 240.14a-12)

[ ]   Pre-commencement communications pursuant to Rule 14d-2(b) under the
Exchange Act (17 CFR 240.14d-2(b))

[ ]   Pre-commencement communications pursuant to Rule 13e-4(c) under the
Exchange Act (17 CFR 240.13e-4(c))



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ITEM 3.01.        NOTICE OF FAILURE TO SATISFY A CONTINUED LISTING
RULE OR STANDARD OR DELISTING; TRANSFER OF LISTING.

            On July 27, 2006, Zoltek Companies, Inc. (the "Company") issued a press release announcing the resignation of John F. McDonnell from the Company's Board of Directors, and a copy of such press release is included as Exhibit 99 to this Current Report on Form 8-K. Mr. McDonnell served on the Company's audit committee, and following Mr. McDonnell's resignation, the Company's audit committee is comprised of two members, Charles A. Dill, Chairman, and James W. Betts. On August 3, 2006, the Company received a notice from The Nasdaq Stock Market ("Nasdaq") indicating that, as a result of the resignation of Mr. McDonnell, the Company is not in compliance with the audit committee requirement set forth in Nasdaq's Marketplace Rule 4350, which provides that the audit committee shall be comprised of at least three independent directors. Under Marketplace Rule 4350(d)(4), the Company is provided a cure period to regain compliance which extends until the earlier of the Company's next annual meeting of shareholders or August 1, 2007. If the Company does not regain compliance within such period, the Company's common stock will be subject to delisting from The Nasdaq National Market. The Company is undertaking steps to identify a new director or existing director to appoint to its audit committee, and the Company believes that it will be in compliance with the Nasdaq audit committee requirement within the applicable cure period.

ITEM 9.01.        FINANCIAL STATEMENTS AND EXHIBITS.

                  (a) Financial statements of businesses acquired. Not
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                      applicable.

                  (b) Pro forma financial information. Not applicable
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                  (c) Exhibits. See Exhibit Index
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                                  SIGNATURES

                  Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

Dated:  August 10, 2006

                                       ZOLTEK COMPANIES, INC.



                                       By    /s/ Kevin Schott
                                          -----------------------------------
                                          Kevin Schott
                                          Chief Financial Officer



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                                 EXHIBIT INDEX


Exhibit
Number                                Description
------                                -----------

99 Press Release, dated July 27, 2006, filed as Exhibit 99 to the Company's Current Report on Form 8-K filed on July 28, 2006, is incorporated herein by this reference.





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